UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
July 12, 2005
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	63-1097283 (I.R.S. Employer Identification No.)

3760 River Run Drive Birmingham, Alabama (Address of principal executive offices)	35243 (Zip Code)

(205) 970-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     In connection with the preparation of the financial statements for the J. Gordon Gaines, Inc. Retirement Savings Plan (the "Plan"), a 401(k) plan sponsored by J. Gordon Gaines, Inc., a wholly-owned subsidiary of Vesta Insurance Group, Inc. (the "Company"), the plan administrator learned that the number of shares of common stock that have been acquired by the Plan and allocated to participant accounts exceeds the number of shares that was subject to the registration statement on Form S-8, originally filed with the Securities and Exchange Commission (the "SEC") on July 1, 1994, covering such transactions. For this reason, the plan administrator of the Plan is temporarily eliminating the ability of participants to invest in Vesta Stock, effective immediately. The period during which the Company's common stock will not be an investment option under the Plan is a "blackout period" under the Employee Retirement Income Security Act of 1974. The blackout period will begin on July 12, 2005 and is expected to end once Vesta files a new registration statement on Form S-8 covering additional shares in the Plan. We expect that this filing will be made on or before the calendar week beginning November 7, 2005. The suspension only prevents participants from making additional investments in the Company's common stock through the Plan; participants are still able to reallocate assets in their accounts from the Company's common stock into the other investment options offered under the Plan.

     During the blackout period, the Company's directors and executive officers will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any equity securities of the Company acquired by them in connection with their service and/or employment with the Company in such capacities. A copy of the notice sent to directors and executive officers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company provided the notice to its directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. The Company received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on July 12, 2005.

     Inquiries concerning the blackout period should be directed to Jay Morrow, the Company's Director of Human Resources, by telephone at (205) 970-7000 or by mail at Vesta Insurance Group, Inc., 3760 River Run Drive, Birmingham, Alabama 35243.

Item 9.01    Financial Statements and Exhibits.

                (c)   Attached hereto as Exhibit 99.1 is a copy of the Notice of Blackout Period to Directors and Executive Officers of Vesta Insurance Group, Inc., dated July 12, 2005

                 99.1    Notice of Blackout Period, dated July 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of July 15, 2005.

VESTA INSURANCE GROUP, INC. By: /s/ Donald W. Thornton —————————————— Its: Senior Vice President — General Counsel and Secretary